                              BANC ONE CORPORATION
                              100 East Broad Street
                              Columbus, Ohio 43271-0240

                                                                    NEWS RELEASE

                                                For further information contact:
[BANK ONE LOGO]                                Jacqueline R. Spak (614) 248-1280
                                                     Jay S. Gould (614) 248-0189
                                                  John A. Russell (614) 248-5989

FOR RELEASE: April 15, 1997

                 BANC ONE REPORTS 12% INCREASE IN FIRST QUARTER
           1997 EARNINGS PER SHARE AND RECORD FIRST QUARTER EARNINGS

                   ------------------------------------------

BANC ONE CORPORATION, Columbus, Ohio (NYSE:ONE) announced first quarter 1997 earnings per common share of $.86, a 12 percent increase from $.77 per common share reported in the first quarter of 1996. The Corporation also reported record first quarter earnings of $371 million, a 7 percent increase over first quarter 1996 earnings of $346 million.

John B. McCoy, Chairman and Chief Executive Officer of BANC ONE CORPORATION, said, "We are pleased with our first quarter results. Solid loan growth and strong performances from lines of business fueled earnings momentum. We look forward to our pending mergers with Liberty National Bancorp, Inc. and FirstUSA, Inc. and are encouraged by the opportunities offered through both mergers and the resulting value they will add to our shareholders."

The Corporation reported a strong return on average common equity of 18.20 percent in the quarter, an increase from 16.38 percent a year ago. Profitability remained strong as return on average assets was 1.50 percent in the first quarter, an increase from 1.45 percent in the first quarter of 1996.

Taxable equivalent net interest income increased 7 percent or $87.6 million to $1.299 billion from $1.211 billion a year ago reflecting both average earning asset growth and increased net interest margin. Growth in average managed loan balances remained strong, up 9 percent compared with the year-ago quarter, while average securities balances declined 12 percent reflecting the ongoing strategy to improve the mix of higher-yielding earning assets. The 1997 first quarter net interest margin was 5.76 percent, an increase of 17 basis points from 5.59 percent reported a year ago.

                                    - more -

BANC ONE
page 2

First quarter non-interest income before securities transactions increased 14 percent or $68.7 million to $570.2 million from $501.5 million in the first quarter of 1996. Strong growth in non-interest income resulted primarily from increased activity in investment management, insurance and investment banking, all of which achieved growth in excess of 10 percent. Also contributing to the growth was revenue from increased deposit activity, securities brokerage and equity investments.

Non-interest expense totaled $1.069 billion, an increase of $50 million from $1.019 billion in the first quarter of 1996. Excluding expense in both quarters associated with Project One, the Corporation's strategic initiative for the consolidation and standardization of systems and procedures, non-interest expense was essentially flat compared with the year ago quarter. The Corporation's efficiency ratio improved to 57.20% in the first quarter from 59.51% a year ago.

BANC ONE's ending allowance for credit losses was $1.1 billion or 1.48 percent of ending loans, and provided coverage of 293 percent of nonperforming loans. The provision for credit losses was $235 million in the first quarter and exceeded net charge-offs of $212 million by $23 million. This marked the eighth consecutive quarter provision expense exceeded net charge-offs.

On January 20, 1997, BANC ONE announced an agreement to merge with First USA, Inc. (NYSE:FUS), a financial services company specializing in the bank card business. First USA is the fourth largest issuer of domestic Visa and MasterCard services.

BANC ONE CORPORATION had assets of $101.6 billion and common equity of $8.2 billion at March 31, 1997. BANC ONE now operates 1,502 offices in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. BANC ONE also owns several additional corporations that engage in credit card and merchant processing, consumer finance, mortgage banking, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing and data processing.

Information about BANC ONE's financial results and its products and services can be accessed on the Internet at: http://www.bankone.com and through InvestQuest(TM) at http://www.investquest.com or Fax-on-demand : (614) 844-3860.

                                [BANK ONE LOGO]

                              BANC ONE CORPORATION

                    CONSOLIDATED KEY FINANCIAL DATA SUMMARY
                               FIRST QUARTER 1997

                                                Three Months Ended      Three months ended  Change from:
                                            ------------------------------------------------------------
                                            March 31,    December 31,        March 31,         Prior
                                               1997           1996             1996             Year
--------------------------------------------------------------------------------------------------------
Common Stock Data
--------------------------------------------------------------------------------------------------------
Average shares outstanding (000)               426,146       430,992          444,027
Ending shares outstanding (000)(1)             419,738       427,263          435,431
Net income per common share                 $     0.86    $     0.85       $     0.77         11.69%
Price:
  High                                           49.25         47.88            38.50
  Low                                            39.38         40.38            31.94
  Close                                          39.75         43.00            35.63
Book value                                       19.54         19.75            18.80          3.94%
Common dividend                                   0.38          0.34             0.34         11.76%

Income Statement--$(thousands)
--------------------------------------------------------------------------------------------------------

Total revenue                               $2,709,584    $2,721,628       $2,487,557          8.93%

Taxable equivalent interest income           2,138,108     2,114,520        2,000,875          6.86

Interest income                              2,124,161     2,099,322        1,984,982          7.01
Interest expense                               839,602       835,896          790,003          6.28
                                            ----------    ----------       ----------

Net interest income                          1,284,559     1,263,426        1,194,979          7.50
Provision for credit losses                    235,011       243,855          162,421         44.69

Non-interest income                            585,423       622,306          502,575         16.48
Non-interest expense                         1,068,926     1,106,560        1,019,078          4.89
                                            ----------    ----------       ----------

Income before income taxes                     566,045       535,317          516,055          9.69

Income taxes                                  (195,380)     (165,520)        (170,174)        14.81
                                            ----------    ----------       ----------

       Net income                           $  370,665    $  369,797       $  345,881          7.17
                                            ==========    ==========       ==========

Net income available to
       common stockholders                  $  367,242    $  366,174       $  341,586          7.51%
                                            ==========    ==========       ==========


(1) Net of 13.9 million and 5.8 million treasury shares as of March 31, 1997 and December 31, 1996.

BANC ONE CORPORATION and Subsidiaries

                                                                                     QUARTER ENDED
                                                               ---------------------------------------------------------
                                                                  March 31,           December 31,           March 31,
Non-Interest income $(thousands)                                   1997                  1996                 1996
------------------------------------------------------------------------------------------------------------------------
Income from fiduciary activities                               $      74,166         $      77,115         $      62,511
Service charges on deposit accounts                                  165,980               170,297               156,816
Loan processing and servicing income:
     Mortgage banking                                                 20,306                22,273                19,862
     Credit card and merchant processing fees                         35,238                44,578                39,738
     Loan servicing Income                                            50,601                38,650                57,645
                                                               -------------         -------------         -------------
Total loan processing & servicing income                             106,145               105,501               117,245
Other income:
    Insurance                                                         32,569                33,997                26,215
    Securities brokerage                                              18,907                16,617                17,587
    Investment banking                                                 9,293                13,312                 8,387
    Other                                                            163,128               196,802               112,775
                                                               -------------         -------------         -------------
Total other income                                                   223,897               260,728               164,964
Securities gains                                                      15,235                 8,665                 1,039
                                                               -------------         -------------         -------------
Total non-interest income                                      $     585,423         $     622,306         $     502,575
                                                               =============         =============         =============

Non-interest expense $(thousands)
------------------------------------------------------------------------------------------------------------------------
Salary and related costs                                       $     525,041         $     523,338         $     502,812
Net occupancy expense                                                 47,695                38,519                44,673
Equipment expense                                                     28,214                29,831                28,099
Taxes other than income and payroll                                   22,638                20,112                24,062
Depreciation and amortization                                         85,666                90,876                86,216
Outside services and processing                                      139,974               147,944               125,237
Marketing and development                                             40,172                47,224                48,114
Communication and transportation                                      78,595                84,396                75,171
FDIC Insurance                                                         2,865                 1,523                 4,246
Other                                                                 98,066               122,797                80,448
                                                               -------------         -------------         -------------
Total non-interest expense                                     $   1,068,926         $   1,106,560         $   1,019,078
                                                               =============         =============         =============

BANC ONE CORPORATION and Subsidiaries

                                                    Quarter Ended
                                       --------------------------------------
                                       March 31,      December 31,   March 31,
Key Performance Ratios                   1997           1996           1996
-----------------------------------------------------------------------------
Return on average assets                  1.50%          1.49%          1.45%
Return on average common equity          18.20          17.60          16.38
Return on average total equity           17.93          17.33          16.11
Average total equity to average assets    8.36           8.61           9.02
Tangible common equity to net assets      7.46           7.66           7.83
Net interest margin (2)                   5.76           5.66           5.59
Net funds function (2)                    4.72%          4.58%          4.84%

Capital $(thousands) (1)
-----------------------------------------------------------------------------
Tier I amount                    $   7,876,422   $  8,078,202   $  7,838,303
Total qualifying capital            11,550,541     11,730,876     11,004,950
Total risk adjusted assets          89,840,874     89,430,320     81,880,566
Tier I capital ratio                      8.77%          9.03%          9.57%
Total risk adjusted capital ratio        12.86          13.12          13.44
Leverage ratio                            7.90%          8.24%          8.24%

Intangibles $(thousands)
 (As of the end of period)
-----------------------------------------------------------------------------
Goodwill                         $      463,880   $    471,559   $   473,305
Other Intangibles                       212,210        220,926       279,772
                                 --------------   ------------   -----------
Total Intangibles                $      676,090   $    692,485   $   753,077
                                 ==============   ============   ===========

Credit Quality $(millions)
-----------------------------------------------------------------------------
Ending allowance for
  credit losses                  $      1,097.9   $    1,075.1   $   1,005.8
Nonperforming assets:
     Nonaccrual                           371.9          374.2         407.6
     Renegotiated                           2.3            8.2           2.1
     OREO                                  59.6           53.0          76.6
                                 --------------   ------------   -----------
     Total nonperforming assets  $        433.8   $      435.4   $     486.3
                                 ==============   ============   ===========

Loans delinquent over
  90 days (1)                    $        403.9   $      396.6   $     250.2

Gross charge-offs                         290.2          291.8         212.4
Recoveries                                 78.1           61.6          57.7
                                 --------------   ------------   -----------
     Net charge-offs             $        212.1   $      230.2   $     154.7
                                 ==============   ============   ===========
Key Credit Ratios (3):

  Allowance to ending loans                 1.48%          1.45%        1.47%
  Nonperforming assets to ending loans (4)  0.57           0.58         0.70
  90 days delinquent to ending loans (1)(4) 0.53           0.52         0.36
  Net charge-offs to average loans (4)      1.13           1.23         0.89
  Allowance to nonperforming loans         293.4%         281.1%       245.5%

(1) March 31, 1997 amounts represent preliminary data.

(2) Fully taxable equivalent basis.

(3) Prior period amounts have been restated for reclassification of loans held for sale.

(4) Includes loans held for sale

BANC ONE CORPORATION and Subsidiaries

                                         First Quarter                        Fourth Quarter                  First Quarter
                                             1997                                  1996                            1996
Balance Sheet (1)(2)    --------------------------------------------- ------------------------------   ----------------------------
Yields/Rates               Ending        Average      Income/  Yield/    Average     Income/  Yield/   Average     Income/   Yield/
$(thousands)               Balance       Balance      Expense   Rate     Balance     Expense   Rate    Balance     Expense    Rate
-----------------------------------------------------------------------------------------------------------------------------------
 Short term investments $    367,846  $    423,580  $    5,574  5.34% $   453,442  $    6,055  5.31% $   392,058  $    5,422  5.56%
 Loans held for sale       2,368,987     1,420,617      44,160 12.61      452,895       6,394  5.62      589,987      10,830  7.38

 Securities: (4)(5)
  Taxable securities      13,309,818    13,633,166     220,220  6.55   13,344,066     217,159  6.47   15,474,779     250,096  6.50
  Tax exempt securities    1,508,185     1,574,296      31,948  8.23    1,663,596      33,000  7.89    1,733,202      36,572  8.49
                        ------------  ------------  ----------        -----------  ----------        -----------  ----------
  Total securities        14,818,003    15,207,462     252,168  6.72   15,007,662     250,159  6.63   17,207,981     286,668  6.70

  Loans and leases: (3)
    Commercial            20,707,553    20,150,121     411,921  8.29   19,917,607     413,272  8.25   18,864,165     383,599  8.18
    Real estate:
      Commercial           5,969,802     6,195,684     136,408  8.93    6,322,336     143,131  9.01    5,988,637     134,276  9.02
      Construction         3,920,028     3,770,500      89,978  9.68    3,517,746      87,154  9.86    2,920,323      71,788  9.89
      Residential         14,292,256    14,087,806     330,122  9.50   13,659,046     321,907  9.38   11,100,771     254,992  9.24
    Consumer, net         20,278,391    19,946,561     482,347  9.81   19,137,215     451,844  9.39   20,027,947     487,575  9.79
    Credit card            6,553,762     7,950,516     344,494 17.57    9,266,398     393,502 16.89    8,289,355     333,274 16.17
    Leases, net            2,334,862     2,312,618      40,936  7.18    2,210,083      41,102  7.40    1,776,069      32,451  7.35
                        ------------  ------------  ----------        -----------  ----------        -----------  ----------
  Net loans and leases    74,056,654    74,413,806   1,836,206 10.01   74,030,431   1,851,912  9.95   68,967,267   1,697,955  9.90
                        ------------  ------------  ----------        -----------  ----------        -----------  ----------

  Total earning assets    91,611,490    91,465,465   2,138,108  9.48   89,944,430   2,114,520  9.35   87,157,293   2,000,875  9.23

  Allowance for credit
  losses                  (1,097,928)   (1,076,218)                    (1,053,156)                    (1,008,214)

  Other assets (4)        11,074,343     9,967,078                      9,667,024                      9,523,446
                        ------------  ------------                    -----------                    -----------

  Total assets          $101,587,905  $100,356,325                    $98,558,298                    $95,672,525
                        ============  ============                    ===========                    ===========

Deposits:
  Non-interest bearing
   demand               $ 15,696,719  $ 14,424,601                    $14,407,459                    $13,951,625
  Interest bearing
   demand                  1,950,766     1,918,039       7,528  1.59    2,065,401       8,763  1.69    3,115,025      14,847  1.92
  Money market and
   savings                30,493,363    30,075,061     252,588  3.41   29,430,505     250,433  3.39   28,053,223     231,983  3.33
  Time deposits:
     CD's less than
      $100,000            18,022,703    18,140,466     247,121  5.52   18,293,149     257,554  5.60   19,794,454     276,031  5.61
     CD's $100,000 and
      over:
      Domestic             3,690,960     4,291,108      55,791  5.27    4,034,001      52,888  5.22    3,915,866      50,209  5.16
      Foreign              2,313,704     2,591,751      34,476  5.39    3,081,237      41,512  5.36    1,433,338      19,147  5.37
                        ------------  ------------  ----------        -----------  ----------        -----------  ----------

  Total deposits          72,168,215    71,441,026     597,504  3.39   71,311,752     611,150  3.41   70,263,531     592,217  3.39

  Borrowed Funds:
    Short-term            13,790,966    13,929,432     175,667  5.11   12,798,498     160,953  5.00   11,531,237     149,573  5.22
    Long-term              4,905,539     4,168,840      66,431  6.46    3,667,392      63,793  6.92    3,018,706      48,213  6.42
                        ------------  ------------  ----------        -----------  ----------        -----------  ----------
  Total borrowed funds    18,696,505    18,098,272     242,098  5.43   16,465,890     224,746  5.43   14,549,943     197,786  5.47

  Total interest
   bearing liabilities    75,168,001    75,114,697  $  839,602  4.53%  73,370,183  $  835,896  4.53%  70,861,849  $  790,003  4.48%
  Other liabilities        2,325,660     2,431,154                      2,291,656                      2,225,888
  Preferred stock            195,594       200,945                        213,518                        247,442
  Common equity (6)        8,201,931     8,184,928                      8,275,482                      8,385,721
                        ------------  ------------                    -----------                    -----------

  Total liabilities,
  common equity &
  preferred stock       $101,587,905  $100,356,325                    $98,558,298                    $95,672,525
                        ============  ============                    ===========                    ===========

(1)  Fully taxable equivalent basis.
(2)  Certain prior period amounts have been reclassified for comparison purposes.
(3)  Nonaccrual loans are included in loan balances.
(4)  Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(5)  Fair value of total securities at March 31, 1997 approximates $14,828,000.
(6)  Net unrealized holding gains (losses) on securities available for sale,
     net of tax          $   (75,864) $       (498)                   $    34,530                    $    80,159
                         ============  ============                    ===========                    ===========

BANC ONE CORPORATION and Subsidiaries

Managed Loan Growth -- $(thousands) (1)(2)
------------------------------------------------------------------------------

                                              Quarterly Average Balances            Quarterly Average Balances
                                    --------------------------------------------------------------------------
                                          First          Fourth           First        Growth          Growth
                                         Quarter         Quarter         Quarter      Q1 vs Q4        Q1 vs Q1
                                          1997            1996            1996          % (3)             %
                                    --------------------------------------------------------------------------
Wholesale
      Commercial loans & leases     $   22,433,972  $   22,126,336  $   20,873,689      5.64%           7.47%
      Real estate - construction         3,770,500       3,517,746       2,920,323     29.14           29.11
      Real estate - commercial           6,195,685       6,322,336       6,013,247     (8.12)           3.03
                                    --------------  --------------  --------------    ------          ------
            Wholesale - subtotal        32,400,157      31,966,418      29,807,259      5.50            8.70

Consumer
      Real Estate - Residential          5,625,939       5,745,638       6,193,431     (8.45)          (9.16)
      Home equity                        7,705,792       7,527,766       6,522,679      9.59           18.14
      Direct consumer                    2,814,353       2,781,416       2,679,672      4.80            5.03
      Indirect consumer                 14,792,089      14,379,610      13,676,980     11.63            8.15
      Student                            2,894,618       2,694,019       2,741,152     30.20            5.60
      Other consumer                       933,904         926,909         796,847      3.06           17.20
      Consumer finance                   1,672,126       1,411,872         947,511     74.76           76.48
                                    --------------  --------------  --------------    ------          ------
            Consumer                    36,438,821      35,467,230      33,558,272     11.11            8.58

            Total Loans
              (excluding            --------------  --------------  --------------    ------          ------
              Credit Card)              68,838,978      67,433,648      63,365,531      8.45            8.64

      Credit card                       12,250,026      12,095,977      10,809,342      5.16           13.33
                                    --------------  --------------  --------------    ------          ------
      Total loans and leases        $   81,089,004  $   79,529,625  $   74,174,873      7.95%           9.32%
                                    ==============  ==============  ==============    ======          ======

(1) Total of on-balance sheet loans and loans sold with servicing retained exclusive of mortgages securitized in normal mortgage banking activities.

(2) Certain adjustments have been made to conform with current presentation.

(3) Annualized.

(4) Includes loans held for sale.

                                               Period Ending Balances                  Period Ending Balances
                                    ----------------------------------------------------------------------------
                                                                                       Growth          Growth
                                        March 31,     December 31,      March 31,   March vs Dec  March vs March
                                          1997            1996            1996          % (3)             %
                                    ----------------------------------------------------------------------------
Wholesale
      Commercial loans & leases     $   23,013,579  $   22,529,994  $   21,459,655      8.70%           7.24%
      Real estate - construction         3,920,028       3,601,958       3,004,064     35.81           30.49
      Real estate - commercial           5,969,802       6,429,409       6,057,372    (28.99)          (1.45)
                                    --------------  --------------  --------------    ------          ------
            Wholesale - subtotal        32,903,409      32,561,361      30,521,091      4.26            7.81

Consumer
      Real Estate - Residential          5,515,503       5,737,608       6,263,638    (15.70)         (11.94)
      Home equity                        7,793,774       7,631,315       6,622,428      8.63           17.69
      Direct consumer                    2,733,483       2,772,170       2,669,628     (5.66)           2.39
      Indirect consumer                 15,154,431      14,467,319      13,868,562     19.26            9.27
      Student                            2,882,455       2,801,359       2,708,644     11.74            6.42
      Other consumer                       928,447         932,883         802,532     (1.93)          15.69
      Consumer finance                   1,824,131       1,564,034         976,668     67.44           86.77
                                    --------------  --------------  --------------    ------          ------
            Consumer                    36,832,224      35,906,688      33,912,100     10.45            8.61

            Total Loans
              (excluding            --------------  --------------  --------------    ------          ------
              Credit Card)              69,735,633      68,468,049      64,433,191      7.51            8.23

      Credit card                       11,866,330      12,562,205      10,744,130    (22.47)          10.44
                                    --------------  --------------  --------------    ------          ------
      Total loans and leases        $   81,601,963  $   81,030,254  $   75,177,321      2.86%           8.55%
                                    ==============  ==============  ==============    ======          ======


(1) Total of on-balance sheet loans and loans sold with servicing retained exclusive of mortgages securitized in normal mortgage banking activities.

(2) Certain adjustments have been made to conform with current presentation.

(3) Annualized.

(4) Includes loans held for sale.